UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 18, 2014

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 18, 2014, the board of directors (the “Board”) of Wells Fargo & Company (the “Company”) elected Elizabeth A. “Betsy” Duke to the Company’s Board, effective January 1, 2015. Ms. Duke will be considered an independent director under the New York Stock Exchange’s corporate governance listing standards and the Company’s Corporate Governance Guidelines. She will serve on the Board’s Risk Committee.

Ms. Duke will receive customary fees and equity awards from the Company for serving as a director in accordance with the Company’s non-employee director compensation program as described in the Company’s 2014 proxy statement filed with the Securities and Exchange Commission on March 18, 2014. Under the non-employee director compensation program, Ms. Duke will automatically be granted a stock award on January 2, 2015, under the Company’s Long-Term Incentive Compensation Plan having a fair market value of approximately $53,000. The number of shares of Company common stock subject to the stock award will be determined by dividing the award value by the closing price of a share of Company common stock on January 2, 2015, rounded up to the nearest whole share. The stock award vests in full on the date of grant. Additional information regarding equity awards under the non-employee director compensation program is set forth in Exhibit 10(q) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Ms. Duke has outstanding pension and supplemental retirement plan balances with an aggregate actuarial present value of approximately $146,000 earned from her prior employment with SouthTrust Corporation and its successor, Wachovia Corporation (“Wachovia”), which employment ended in 2005. No additional service-based contributions or accruals will be made to either plan balance. Payment of the plan balances is not conditioned on any future service or performance by Ms. Duke and will be made in accordance with the applicable plan documents. The Company assumed these pre-existing obligations under the applicable plans following the Wachovia merger.

The Company’s news release (the “News Release”) announcing the election of Ms. Duke to the Board is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	The News Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2014	WELLS FARGO & COMPANY

	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Senior Vice President and Secretary

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